		      PLAN INVESTMENT FUND, INC.
			 676 St. Clair Street
		       Chicago, Illinois 60611

		      --------------------------
		      NOTICE OF ANNUAL MEETING OF
		 PARTICIPATION CERTIFICATE HOLDERS
		    TO BE HELD ON APRIL 18, 1996
		      --------------------------

To: The Participation Certificate Holders of
	Plan Investment Fund, Inc.

    The Annual Meeting of Participation Certificate holders of Plan Investment Fund, Inc. (the "Company") will be held on April 18, 1996, at 11:00 a.m. CST at the O'Hare Hilton Hotel, Chicago, IL, for the following purposes:


(1) To elect ten (10) Trustees; each Trustee elected will hold office until the next annual meeting of Participation Certificate holders or until his successor is duly elected and qualified;

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent certified public accountants for the Company for the fiscal year ending December 31, 1996; and

(3) To transact such other business as may properly come before the meeting.


    The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Participation Certificate holder is invited to attend the Annual Meeting of Participation Certificate holders in person. If a quorum is not present at the annual meeting, the Company reserves the right to adjourn the meeting.

    Participation Certificate holders of record at the close of business on February 29, 1996, have the right to vote at the meeting.

    Whether or not you now expect to be present at the meeting, we urge you to complete, date, sign and return the enclosed proxy by April 8, 1996 in the enclosed envelope in order that the meeting may be held and a maximum number of Participation Certificates may be voted.



    March 18, 1996                                    Burton X. Rosenberg
							   Secretary

		      PLAN INVESTMENT FUND, INC.
			 676 St. Clair Street
		       Chicago, Illinois 60611


     PROXY SOLICITATION ON BEHALF OF THE BOARD OF TRUSTEES FOR
	ANNUAL MEETING OF PARTICIPATION CERTIFICATE HOLDERS
		 TO BE HELD ON APRIL 18, 1996


The undersigned Participation Certificate ("PC") holder of Plan Investment Fund, Inc. does hereby appoint Philip A. Goss and David M. Murdoch, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Participation Certificate holders to be held on April 18, 1996, at the O'Hare Hilton Hotel, Chicago, IL at 11:00 a.m. CST and at all adjournments thereof, and thereat to vote the PCs held in the name of the undersigned on the record date for said meeting on the matters listed below, all of which have been proposed by Plan Investment Fund, Inc.

1. Election of Ten Trustees

Instructions: To vote for individual nominees, place an "X" on the line next to each such nominee, up to a total of ten individual nominees. Unless the authority to vote for a nominee is withheld or unless otherwise specified, authority is deemed granted to vote for the election of such nominee.


								   Withhold
							 Vote     Authority
		Name of Management Nominee                For       to Vote

		All of the nominees listed below         ----        ----


		  or individually

		Albert F. Antonini                       ----        ----
		Philip A. Goss                           ----        ----
		Gene Holcomb                             ----        ----
		Steven L. Hooker                         ----        ----
		William M. Lowry                         ----        ----
		David M. Murdoch                         ----        ----
		Ralph S. Rhoades                         ----        ----
		Donald P. Sacco                          ----        ----
		Thomas J. Ward                           ----        ----
		Sherman M. Wolff                         ----        ----


		Name of additional nominee(s)

		-----------------------------            ----
		-----------------------------            ----
		-----------------------------            ----

2. Ratification of Selection of Independent Certified Public
Accountants

Ratify selection of Coopers & Lybrand L.L.P. as independent certified public accountants for the fiscal year ending December 31, 1996.

   (Accountants)      ---- FOR   ---- AGAINST  ---- ABSTAIN

3. Other Business

Recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

   (Other Business)   ---- FOR   ---- AGAINST  ---- ABSTAIN


The PCs represented by this Proxy shall be voted as instructed, provided that if no instruction is given for a particular matter, this Proxy confers authority to vote -

(a) For the election of the Nominating Committee's slate of Trustees set forth in paragraph 1 above;

(b) For Ratification of Accountants set forth in paragraph 2 above; and

(c) For the recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).


				Dated :                  , 1996
					-----------------


					-----------------
					   (Signature)

					-----------------
					    (Title)


THIS PROXY SHOULD BE SIGNED BY AN OFFICER AUTHORIZED TO GIVE WRITTEN INSTRUCTIONS FOR INVESTMENT ACCOUNTS AND RETURNED TO THE COMPANY C/O PFPC Inc., P. O. BOX 8950, WILMINGTON, DELAWARE, 19885-9628.

		     PLAN INVESTMENT FUND, INC.
		       676 St. Clair Street
		      Chicago, Illinois 60611
			  ---------------
			  PROXY STATEMENT
			  ---------------
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Plan Investment Fund, Inc. (the "Company") for use at the Annual Meeting of Participation Certificate holders to be held on April 18, 1996, at 11:00 a.m. CST at the O'Hare Hilton Hotel, Chicago, IL (such meeting, including any adjournment thereof, is referred to as the "Meeting"). The Company will bear all proxy solicitation costs. Any Participation Certificate ("PC") holder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed proxy are expected to be distributed to PC holders on or about March 18, 1996.

The Company currently offers three portfolios - the Government/REPO Portfolio, the Money Market Portfolio and the Short-Term Portfolio. Only PC holders of record at the close of business on February 29, 1996, will be entitled to vote at the Meeting. On that date the following number of PCs of the Company were outstanding and entitled to be voted at the Meeting:
64,246,931.21 Government/REPO Portfolio PCs, 675,463,452.22 Money
Market Portfolio PCs and 7,767,143.428 Short-Term Portfolio PCs.  Each
PC is entitled to one vote.  Cumulative voting is not permitted.

Each PC holder of record on the record date shall be entitled to cast one vote for each PC and a pro rata vote for each fractional PC outstanding in its name as of the record date on each matter to be voted upon at the Meeting. The approval of a majority of the issued and outstanding PCs affected by the matter to be voted upon shall be required for approval of such matter. The PC holders entitled to cast a vote with respect to at least a majority of the Company's issued and outstanding PCs, present in person or by proxy, shall constitute a quorum at the Meeting. Abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Members of the Board of Trustees shall be elected by written ballots, each of which shall be signed by the PC holder or its proxy and specifying the number of PCs voted with respect to such election.

The Company's Annual Report for its Government/REPO, Money Market and Short-Term Portfolios, containing financial statements for the year ended December 31, 1995, has been mailed to PC holders and is not to be regarded as proxy solicitation material. To receive a free copy of this report, call PFPC Inc. at (800) 441-7764.

If you do not expect to be present at the Meeting and wish your PCs to be voted, please date and sign the enclosed proxy and mail it in the enclosed reply envelope addressed to the Company, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19885-9628.

			ELECTION OF TRUSTEES

Ten Trustees, constituting the entire Board of Trustees, are to be elected at the Meeting. Each Trustee so elected will hold office until the next Annual Meeting of PC holders and until his successor is elected and qualified, or until his term as a Trustee is terminated as provided in the Company's Bylaws. The persons named as proxies in the accompanying proxy have been designated by the Board of Trustees and, unless contrary instructions are given, intend to vote for the nominees named below.

All PCs represented by valid proxies will be voted in the election of Trustees for each nominee named below unless authority to vote for a particular nominee is withheld. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute as the Board of Trustees may recommend unless a decision is made to reduce the number of Trustees serving on the Board. The election of Trustees must be approved by a majority of the outstanding PCs of the Company. The following table sets forth certain information about the nominees:


Name, Position &                              Prior Five Years
Length of Service           Age             Business Experience
-----------------           ---             -------------------
Albert F. Antonini           65     1991 to Present, President and Chief
Trustee since 1991                  Executive Officer, Blue Cross and
Executive Trustee                   Blue Shield of Central New
  since 1992 (1)                    York, Inc.  Mr. Antonini
				    also serves as a director of
				    Chase Manhattan Bank - Central New York
				    Advisory Board, HMO - CNY Inc., BCBS
				    Associates and The Caring Program for
				    Children Foundation.

Philip A. Goss               37     January 1994 to Present, President and
Trustee since 1994                  Chief Executive Officer, Health Plans
President since 1994                Capital Services Corp.; February 1992 to
				    December 1993, Vice President and Chief
				    Operating Officer, Health Plans Capital
				    Services Corp.; prior to February 1992,
				    Controller, Health Plans Capital Services
				    Corp.

Gene Holcomb                 52     January 1996 to Present, President, Blue
				    Cross and Blue Shield of Tennessee; April
				    1994 to Present, President and Chief
				    Executive Officer, Blue Cross and Blue
				    Shield of Memphis; 1992 to April 1994,
				    Executive Vice President, Administration and Chief Financial Officer, Blue Cross and Blue Shield of Memphis.

Steven L. Hooker             41     April 1993 to Present, Senior Vice
Trustee since 1994 (2)              President, Finance and Treasurer,Blue
				    Cross and Blue Shield of Oregon; April
				    1993 to Present, President, Oregon
				    Pacific States Insurance Company; 1991 to
				    March 1993, Vice President, Finance and
				    Treasurer, Blue Cross and Blue Shield of
				    Oregon  Mr. Hooker also serves as a
				    director of Oregon Pacific States
				    Insurance Company and Associated
				    Administrators Inc.

Name, Position &                              Prior Five Years
Length of Service           Age             Business Experience
-----------------           ---             -------------------
William M. Lowry             59     May 1994 to Present,President and Chief
Trustee since 1990 (1)              Executive Officer, Blue Cross of Western
				    Pennsylvania; June 1993 to April 1994,
				    President and Chief Operating Officer,
				    Blue Cross of Western Pennsylvania; July
				    1992 to May 1993, Executive Vice
				    President, Blue Cross Business Group, Blue
				    Cross of Western Pennsylvania; 1991 to
				    June 1992, Executive Vice President and
				    Treasurer, Blue Cross of Western
				    Pennsylvania. Mr. Lowry also serves as a director of numerous wholly owned subsidiaries of Blue Cross of Western
				    Pennsylvania.

David M. Murdoch             60     June 15, 1995 to Present, Executive Vice
Trustee since 1987                  President, Franchise Operations, Chief
Treasurer since 1994 (1)            Financial Officer and Treasurer, Blue
				    Cross and Blue Shield Association; July
				    1993 to June 15, 1995, Senior Vice
				    President, Licensing, Finance and
				    Operations, Blue Cross and Blue Shield
				    Association; February 1992 to June 1993,
				    Senior Vice President, Business Support
				    and Strategy, Blue Cross and Blue Shield
				    Association; 1991 through December 1993,
				    President and Chief Executive Officer,
				    Health Plans Capital Services Corp.  Mr.
				    Murdoch also serves as a director of
				    Health Plans Capital Services Corp. and
				    Ravenswood Health Care Medical Center.

Ralph S. Rhoades             69     January 1995 to Present, Vice Chairman
Trustee since 1994                  and Chief Executive Officer, Blue Cross
				    and Blue Shield of Oklahoma; prior to
				    January 1995, President and Chief
				    Executive Officer, Blue Cross and Blue
				    Shield of Oklahoma.



Donald P. Sacco              50     1991 to Present, President and Chief
Trustee since 1990                  Executive Officer, Pierce County Medical
				    Bureau.  Mr. Sacco also serves as a
				    director of Summit Bancorp.

Thomas J. Ward               58     January 1992 to President, President and
Trustee since 1993                  Chief Executive Officer, Blue Cross of
				    Northeastern Pennsylvania; Prior to
				    January 1992, President, Blue Cross of
				    Northeastern Pennsylvania.

Name, Position &                              Prior Five Years
Length of Service           Age             Business Experience
-----------------           ---             -------------------
Sherman M. Wolff             55     November 1991 to Present, Senior Vice
Trustee since 1993 (2)              President and Chief Financial Officer,
				    Health Care Service Corporation; Prior to
				    November 1991, Principal, William M.
				    Mercer Incorporated.  Mr. Wolff also
				    serves as a director of Metropolitan
				    Chicago Leadership Council.

* May be deemed an "Interested Person", as defined in the Investment Company Act of 1940, because he is an officer or Director of the Company's administrator, Health Plans Capital Services Corp.

(1) Member of the Nominating Committee

(2) Member of the Short-Term Portfolio Code of Ethics Committee

On December 31, 1991, one of the Company's Trustees, William M.
Lowry, entered into a Consent to Order issued by the Office of Thrift Supervision ("OTS") in connection with his service on the Board of Directors of a savings and loan association. The Order prohibits Mr.
Lowry from participating in any manner, without the prior written approval of the OTS, in the conduct of the affairs of financial institutions insured under the Federal Deposit Insurance Act.

The Board of Trustees met four times during the Company's last fiscal year. Trustees Rhoades, Sacco and Wolff attended less than 75% of the fiscal year meetings of the Board of Trustees held during the period they were Trustees. As individuals, the Trustees cannot directly own PCs of the Company; however, all of the Trustee nominees are officers or employees of corporations that are eligible to own PCs and may be deemed to exercise voting and investment power in that capacity. As of February 29, 1996, these Trustee nominees' employers owned or controlled the following:

		       Government/REPO      Money Market        Short-Term
    Trustee             Portfolio PCs       Portfolio PCs      Portfolio PCs
    -------             -------------       -------------      -------------
Albert F. Antonini      10,324,684.94       21,504,602.36              0.000
Philip A. Goss          10,427,372.79       12,096,340.31        174,412.331
Gene Holcomb                     0.00        5,000,000.00        291,545.697
Steven L. Hooker         7,500,000.00        5,525,000.00              0.000
William M. Lowry                 0.00      112,289,579.83              0.000
David M. Murdoch        29,000,000.00       48,367,972.70        654,582.124
Ralph S. Rhoades                 0.00        7,243,661.48      1,235,245.995
Donald P. Sacco                  0.00           39,768.05        739,344.367
Thomas J. Ward                   0.00       18,133,011.34              0.000
Sherman M. Wolff                 0.00       53,811,593.56      1,406,103.083

The Company pays Trustees who are not employed by Blue Cross and/or
Blue Shield Plans, subsidiaries or affiliates $500 for each Trustee meeting physically attended by Trustees and $150 for meetings held by telephone. All Trustees and officers receive reimbursement for out-of-pocket expenses. Trustees employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates and officers of the Company are not paid for attending meetings. Officers of the Company receive no compensation from the Company for performing the duties of their offices.

Trustees who may be deemed Interested Persons are also Directors of Health Plans Capital Services Corp. ("CSC"), 676 St Clair Street, Chicago, IL, 60611. CSC has been retained to act as administrator for the Company. For the services provided and expenses assumed by CSC as administrator, CSC is entitled to receive a fee, computed daily and payable monthly, at a rate equal to .05% of each Portfolio's average annual net assets. For the fiscal year ended December 31, 1995, CSC was paid
$10,860 and voluntarily waived $3,912 of the fee payable for its services as administrator for the Government/REPO Portfolio. For the fiscal year ended December 31, 1995, CSC was paid $302,146 and voluntarily waived $10,476 of the fee payable for its services as administrator for the Money Market Portfolio. For the fiscal year ended December 31, 1995, CSC was paid $42,618 and voluntarily waived $7,011 for its services as administrator for the Short-Term Portfolio. As of February 29, 1996, CSC had earned $4,437, after voluntary fee waivers, as administrator for the Government/REPO Portfolio, $54,128, after voluntary fee waivers, as administrator for the Money Market Portfolio and $4,610, after voluntarily fee waivers, as administrator for the Short-Term Portfolio in 1996.

The Company has no standing Audit or Compensation Committee. The Company's Nominating Committee, which was established December 10, 1987, gathers information and makes recommendations to the Board of Trustees on potential nominees for election as Trustees of the Company. The Nominating Committee, consisting of Messrs. Albert F. Antonini, William M. Lowry and David M. Murdoch, most recently met on January
11, 1996. Mr. Murdoch may be deemed an "Interested Person", as defined in the Investment Company Act of 1940, because he is a Director of the Company's administrator, Health Plans Capital Services Corp. The Nominating Committee will consider PC holder recommendations of potential nominees that are submitted in writing and received by the Company at its principal office by the November 30 preceding the next regularly scheduled Annual Meeting of PC holders.


	RATIFICATION OR REJECTION OF THE SELECTION OF
	  INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Coopers & Lybrand L.L.P. has been selected by the Board of Trustees, including a majority of the Board of Trustees who are not Interested
Persons, as independent certified public accountants for the Company for the fiscal year ending December 31, 1996. The Trustees originally selected Coopers & Lybrand L.L.P. at a meeting held August 8, 1985, and reconfirmed this selection for the 1996 fiscal year at a meeting held January 25, 1996. The ratification or rejection of the selection of independent certified public accountants for the 1996 fiscal year is to be voted upon at the Meeting, and it is intended that the persons named in the accompanying proxy will vote for Coopers & Lybrand L.L.P. unless contrary instructions are given. The selection of independent certified public accountants is being submitted for ratification at the Meeting as required by the Investment Company Act of 1940.

Coopers & Lybrand L.L.P. has been the Company's auditor since the Company's inception of operations and has no direct or material indirect financial interest in the Company. It is expected that a representative of the firm will be present at the Meeting to make a statement if desired and to respond to appropriate questions.

		      ADDITIONAL INFORMATION

Officers

Officers of the Company are elected by the Trustees and serve at the pleasure of the Board. Information is set forth below as to officers of the Company who are not Trustees:

					   Prior Five Years
Name & Position             Age           Business Experience
---------------             ---           -------------------
Peter Norton                 46     February 1992 to Present, Director -
Assistant Secretary                 Investment Programs, Health Plans Capital
since 1989                          Services Corp.; Prior to February 1992,
				    Manager - Investment Programs, Health
				    Plans Capital Services Corp.

Burton X. Rosenberg          55     1991 to Present, Partner, Seyfarth, Shaw,
Secretary since 1989                Fairweather & Geraldson

The Company does not compensate any of its officers for services rendered to the Company in their capacity as officers. Messrs. Goss and Norton are employees of, and receive compensation from, CSC, the Company's administrator. Mr. Rosenberg is a partner of, and receives compensation from, Seyfarth, Shaw, Fairweather & Geraldson, the Company's legal counsel. Legal fees paid to Seyfarth, Shaw, Fairweather & Geraldson by the Company for the last fiscal year were $18,839.

Significant Owners

On February 29, 1996, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Government/REPO Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

						   Number of       Percent of
Name and Address of Owner                          PCs Owned       Portfolio
-------------------------                          ---------       ---------
Blue Cross and Blue Shield                       10,324,684.94       16.1%
  of Central New York, Inc.
344 South Warren Street
Syracuse, NY  13202

Blue Cross and Blue                              10,000,000.00       15.6%
Shield of Oregon
100 S.W. Market Street
Portland, OR  97201

Blue Cross and Blue Shield Association           29,000,000.00       45.1%
676 N. St. Clair Street
Chicago, IL  60611

Health Plans Capital Services Corp.              10,427,372.79       16.2%
676 N. St. Clair Street
Chicago, IL  60611

On February 29, 1996, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Money Market Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

						   Number of       Percent of
Name and Address of Owner                          PCs Owned       Portfolio
-------------------------                          ---------       ---------
Health Care Service Corporation                  53,811,593.56        8.0%
233 N. Michigan Avenue
Chicago, IL  60601

Empire Blue Cross and Blue Shield                45,905,000.00        6.8%
622 Third Avenue
New York, NY  10017

Capital Blue Cross                               36,800,000.00        5.4%
2500 Elmerton Avenue
Harrisburg, PA  17110

Blue Cross of Western Pennsylvania              112,289,579.83       16.6%
120 Fifth Avenue
Pittsburgh, PA  15222

Blue Cross and Blue Shield Association           48,367,972.70        7.2%
676 N. St. Clair Street
Chicago, IL  60611

On February 29, 1996, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Short-Term Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

						   Number of       Percent of
Name and Address of Owner                          PCs Owned       Portfolio
-------------------------                          ---------       ---------
Blue Cross and Blue Shield of Georgia, Inc.      393,942.160          5.1%
3350 Peachtree Road N.E.
Atlanta, GA  30326

Health Care Service Corporation                1,406,103.083         18.1%
233 N. Michigan Avenue
Chicago, IL  60601

Blue Cross and Blue Shield                       599,018.982          7.7%
  of New Hampshire
3000 Goffs Falls Road
Manchester, NH  03111

Blue Cross and Blue Shield                       597,014.925          7.7%
  of Western New York, Inc.
1901 Main Street
Buffalo, NY  14240

Blue Cross and Blue Shield of Oklahoma         1,235,245.995         15.9%
1215 S. Boulder Avenue
Tulsa, OK  74102

Independence Blue Cross                          831,563.702         10.7%
1901 Market Street
Philadelphia, PA  19103

Pierce County Medical Bureau, Inc.               762,197.186          9.8%
1501 Market Street
Tacoma, WA  98402

Blue Cross and Blue Shield Association           654,582.124          8.4%
676 N. St. Clair Street
Chicago, IL  60611


Investment Advisors

The investment advisor for the Government/REPO Portfolio and the Money Market Portfolio is PNC Institutional Management Corporation, 400 Bellevue Parkway, Wilmington, DE, 19809. The investment advisor for the Short-Term Portfolio is Neuberger & Berman, 605 Third Avenue, New York, NY, 10158.


PC Holder Proposals for the Next Annual Meeting

Any PC holder proposal intended to be presented at the Annual Meeting of PC holders to be held in 1997 must be received by the Company at its principal office not later than November 30, 1996 in order for it to be included in the Company's proxy materials relating to such Annual Meeting.


Other Matters

Management at present knows of no other business to be presented at the Meeting or at any adjournment(s) thereof by, or on behalf of, the Company or its management. Should any other matter requiring a vote of PC holders arise the persons named in the enclosed proxy will, unless authority to vote on other matters is withheld, vote for the recommendations of management with respect to such matters.


Dated: March 18, 1996


    PC HOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND
   WHO WISH TO HAVE THEIR PCs VOTED ARE REQUESTED TO DATE AND SIGN
	    THE ENCLOSED PROXY AND RETURN IT PROMPTLY.